SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934


 June 16, 2003
 -------------
(Date of earliest event reported)

                               FFLC BANCORP, INC.
                               ------------------
             (Exact name of registrant as specified in its charter)


                                     FLORIDA
                                     -------
                 (State or other jurisdiction of incorporation)


       000-22608                                                59-3204891
       ---------                                                ----------
(Commission File Number)                                  (IRS Employer
                                                          Identification Number)


800 North Boulevard West, Post Office Box 490420, Leesburg, Florida   34749-0420
-------------------------------------------------------------------   ----------
(Address of Principal Executive Offices)                              (Zip Code)


                                 (352) 787-3311
                                 --------------
              (Registrant's telephone number, including area code)






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Item 7. Financial Statements and Other Exhibits.
        ---------------------------------------

Exhibit 99.1 Press Release dated June 16, 2003.

Item 9. Regulation FD Disclosure.
        ------------------------

On June 16, 2003, the registrant issued a press release - "FFLC Bancorp, Inc. slated to join Russell 3000 (R) Index".

The full text of the press release is attached as Exhibit 99.1 and is being furnished to the Securities and Exchange Commission under Item 12 of Form 8-K.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    FFLC BANCORP, INC.


Date:   June 17, 2003                By:   /s/ Stephen T. Kurtz
        -------------                      -------------------------------------
                                           Stephen T. Kurtz,
                                           President and Chief Executive Officer

Date:   June 17, 2003                By:   /s/Paul K. Mueller
        -------------                      -------------------------------------
                                           Paul K. Mueller,
                                           Executive Vice President and
                                           Chief Financial Officer